Exhibit 1

JOINT FILING AGREEMENT

This JOINT FILING AGREEMENT, dated as of February 18, 2009, is entered into by and among Drawbridge Global Alpha Fund V Ltd, Drawbridge Global Alpha Intermediate Fund L.P., Drawbridge Global Macro Master Fund Ltd, Drawbridge Global Macro Intermediate Fund L.P., DBGM Associates LLC, Principal Holdings I LP, FIG Asset Co. LLC, Drawbridge Global Macro Fund Ltd, Drawbridge Global Macro Fund LP, Drawbridge Global Macro Advisors LLC, Drawbridge Global Macro GP LLC, Fortress Operating Entity II LP, FIG LLC, Fortress Operating Entity I LP, FIG Corp. and Fortress Investment Group LLC (collectively referred to herein as the “Parties” and each individually as a “Party”). Pursuant to Rule 13d-1(k)(1)(iii) promulgated under the Securities Exchange Act of 1934, as amended, the Parties hereby acknowledge and agree that Schedule 13G is filed on behalf of each such Party and that all subsequent amendments to the Statement on Schedule 13G shall be filed on behalf of each of the Parties without the necessity of executing or filing additional joint filing agreements.  The Parties hereby acknowledge that each Party shall be responsible for timely filing of such amendments, and for the completeness and accuracy of the information concerning such Party contained therein, but shall not be responsible for the completeness and accuracy of the information concerning any other Party, except to the extent that such Party knows or has reason to believe that such information is inaccurate.

[Signature page follows]

DRAWBRID GE GLOBAL ALPHA FUND V LTD

By:	/s/ Kevin Treacy
	Name:	Kevin Treacy
	Title:	Authorized Signatory

DRAWBRIDGE GLOBAL ALPHA INTERMEDIATE FUND L.P.

By:	DBGM ASSOCIATES LLC its general partner

By:	/s/ Kevin Treacy
	Name:	Kevin Treacy
	Title:	Authorized Signatory

DRAWBRIDGE GLOBAL MACRO MASTER FUND LTD

By:	/s/ Kevin Treacy
	Name:	Kevin Treacy
	Title:	Authorized Signatory

DRAWBRIDGE GLOBAL MACRO INTERMEDIATE FUND L.P.

By:	DBGM ASSOCIATES LLC its general partner

By:	/s/ Kevin Treacy
	Name:	Kevin Treacy
	Title:	Authorized Signatory

DBGM ASSOCIATES LLC

By:	PRINCIPAL HOLDINGS I LP its sole managing member

By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Secretary and General Counsel

PRINCIPAL HOLDINGS I LP

By:	FIG ASSET CO. LLC its general partner

By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Secretary and General Counsel

FIG ASSET CO. LLC

By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Secretary and General Counsel

DRAWBRIDGE GLOBAL MACRO FUND LTD

By:	/s/ Kevin Treacy
	Name:	Kevin Treacy
	Title:	Authorized Signatory

D DRAWBRIDGE GLOBAL MACRO FUND LP

By:	DRAWBRIDGE GLOBAL MACRO FUND GP LLC its general partner

By:	/s/ Kevin Treacy
	Name:	Kevin Treacy
	Title:	Authorized Signatory

DRAWBRIDGE GLOBAL MACRO ADVISORS LLC

By:	/s/ Kevin Treacy
	Name:	Kevin Treacy
	Title:	Authorized Signatory

DRAWBRIDGE GLOBAL MACRO GP LLC

By:	/s/ Kevin Treacy
	Name:	Kevin Treacy
	Title:	Authorized Signatory

FORTRESS OPERATING ENTITY II LP

By:	FIG CORP. its general partner

By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Secretary, VP and General Counsel

FIG LLC

By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	General Counsel and VP

FORTRESS OPERATING ENTITY I LP

By:	FIG CORP. its general partner

By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Secretary, VP and General Counsel

FIG CORP.

By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Secretary, VP and General Counsel

FORTRESS INVESTMENT GROUP LLC

By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Secretary, VP and General Counsel